UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________________
Date of Report:  March 5, 2008
(Date of earliest event reported)

ORTHOLOGIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On March 5, 2008, OrthoLogic Corp. issued a press release which is filed as Exhibit 99.1 to this Form 8-K, announcing its financial results for the year ended December 31, 2007.

Section 8 – Other Events

Item 8.01.	Other Events

On March 5, 2008, OrthoLogic Corp. issued a press release which is filed as Exhibit 99.1 to this Form 8-K. In the release, OrthoLogic announced that its Board of Directors has approved a stock repurchase program for up to five percent of its currently outstanding common shares.  The shares may be repurchased from time to time in open market transactions or privately negotiated transactions at OrthoLogic's discretion, subject to market conditions and other factors.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated March 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2008	ORTHOLOGIC CORP.

/s/ John M. Holliman, III
John M. Holliman
Executive Chairman